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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT

     We consent to the use of our reports incorporated by reference in this Form S-8.


                                             /s/ KPMG LLP

Minneapolis, Minnesota
January 8, 2001